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                                                                      EXHIBIT 24

                             DUKE ENERGY CORPORATION

                                POWER OF ATTORNEY

                       REGISTRATION STATEMENT ON FORM S-3


         The undersigned Duke Energy Corporation, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Richard B. Priory, Robert P. Brace, David L. Hauser, Myron L. Caldwell and Robert T. Lucas III, and each of them, with full power of substitution, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a registration statement or registration statements of said Duke Energy Corporation on Form S-3 and any and all amendments thereto (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provisions of Rule 462(b) under the Securities Act of 1933, as amended (the "Act")) for the purpose of registering under the Act shares of common stock of Duke Energy Corporation; hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

         Executed as of the 25th day of January, 2002.



                                                DUKE ENERGY CORPORATION



                                                By:  /s/ RICHARD B. PRIORY
                                                --------------------------------
                                                     Chairman, President and
                                                     Chief Executive Officer
(Corporate Seal)

ATTEST:


/s/ ROBERT T. LUCAS III
---------------------------
    Assistant Secretary


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
/s/ RICHARD B. PRIORY                                        Chairman, President and Chief Executive Officer
------------------------------------                         (Principal Executive Officer and Director)
            R. B. Priory

/s/ ROBERT P. BRACE                                          Executive Vice President and Chief Financial
------------------------------------                         Officer (Principal Financial Officer)
          Robert P. Brace

/s/ KEITH G. BUTLER                                          Senior Vice President and Corporate
------------------------------------                         Controller (Principal Accounting Officer)
         Keith G. Butler

/s/ G. ALEX BERNHARDT                                        (Director)
------------------------------------
         G. Alex Bernhardt

/s/ ROBERT J. BROWN                                          (Director)
------------------------------------
         Robert J. Brown

/s/ WILLIAM A. COLEY                                         (Director)
------------------------------------
         William A. Coley

/s/ WILLIAM T. ESREY                                         (Director)
------------------------------------
         William T. Esrey

/s/ ANN M. GRAY                                              (Director)
------------------------------------
            Ann M. Gray

/s/ DENNIS R. HENDRIX                                        (Director)
------------------------------------
         Dennis R. Hendrix

                                                             (Director)
------------------------------------
         Harold S. Hook

/s/ GEORGE DEAN JOHNSON, JR.                                 (Director)
------------------------------------
       George Dean Johnson, Jr.

/s/ D. MAX LENNON                                            (Director)
------------------------------------
            Max Lennon

/s/ LEO E. LINBECK, JR.                                      (Director)
------------------------------------
         Leo E. Linbeck, Jr.

/s/ JAMES G. MARTIN                                          (Director)
------------------------------------
         James G. Martin

/s/ JAMES T. RHODES                                          (Director)
------------------------------------
         James T. Rhodes